IVY FUNDS
Delaware Ivy Wilshire Global Allocation Fund
(formerly, Ivy Wilshire Global Allocation Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On November 15, 2021, the following replaces the information in the sections entitled “Investment Adviser” and “Portfolio Managers” and references to other portfolio managers are removed:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Wilshire Associates Incorporated (Wilshire)

Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA,	Managing Director	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director	January 2018

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 16, 2021.